UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                  July 19, 2005

                              QUALITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                     0-13801                95-2888568

       (State or other                                        (IRS Employer
jurisdiction of incorporation)  (Commission File Number)  Identification Number)

                           18191 Von Karman, Suite 450
                            Irvine, California 92612
                    (Address of Principal Executive Offices)

                                 (949) 255-2600
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On July 19, 2005, Quality Systems, Inc. issued a press release announcing that its Board of Directors has set September 21, 2005 as the date for its 2005 Annual Shareholders' Meeting for shareholders of record as of July 27, 2005.

Item 9.01 Financial Statements and Exhibits.

    (c)   Exhibits.

          Exhibit No.       Description
          -----------       -----------

          99.1              Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2005                     QUALITY SYSTEMS, INC.


                                        By:      /s/ Paul Holt
                                           ----------------------------------
                                                 Paul Holt
                                                 Chief Financial Officer